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                                                                     EXHIBIT 3.4

[NUMBER]                                                                [SHARES]


                              HEALTHTRONICS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
                   AUTHORIZED COMMON STOCK 10,000,000 SHARES



          THIS CERTIFIES THAT                                  is the
            registered holder of                              Shares
 OF THE AUTHORIZED COMMON STOCK OF HealthTronics, Inc. WHICH ARE FULLY PAID AND
                                 NON-ASSESSABLE
   transferrable only on the books of the Corporation by the holder hereof in persons or by Attorney upon surrender of this Certificate properly endorsed.

   In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed
                      this 18th day of February A.D. 1997


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       PRESIDENT                                               SECRETARY
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"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
AMENDED ("1933 ACT"), AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED, NOR WILL ANY ASSIGNEE OR ENDORSEE HEREOF BE RECOGNIZED AS AN OWNER HEREOF BY THE COMPANY FOR ANY PURPOSE, UNLESS A REGISTERED STATEMENT UNDER THE 1933 ACT WITH RESPECT TO SUCH SECURITIES SHALL THEN BE IN EFFECT OR UNLESS THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION WITH RESPECT TO ANY PROPOSED TRANSFER OR DISPOSITION OF SUCH SECURITIES SHALL BE ESTABLISHED TO THE SATISFACTION OF COUNSEL FOR THE COMPANY. IN ADDITION, THESE SECURITIES HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION PURSUANT TO APPLICABLE STATE SECURITIES LAW AND THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE STATE LAW OR UNLESS IT IS ESTABLISHED TO THE SATISFACTION OF COUNSEL FOR THE COMPANY THAT SUCH SALE OR TRANSFER IS EXEMPT UNDER APPLICABLE STATE LAW OR IN A TRANSACTION WHICH IS OTHERWISE IN COMPLIANCE WITH APPLICABLE STATE LAW".



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common      UNIF GIFT MIN ACT -- ......Custodian.....
                                                           (Cust)     (Minor)
TEN ENT -- as tenants by the entireties         under Uniform Gifts to Minors

JT TEN  -- as joint tenants with right of       Act......................
           survivorship and not as tenants              (State)
           in common

    Additional abbreviations may also be used though not in the above list.


For value received,............hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                        Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said shares on the books of the within-named Corpora-
tion with full power of substitution in the premises.

Dated,
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      In presence of

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